                                POWER OF ATTORNEY

We, the undersigned Trustees and/or officers of Schroder Series Trust, Schroder
Global Series Trust and Schroder Capital Funds (Delaware) (the "Trusts"), hereby severally constitute and appoint Mark A. Hemenetz, Carin F. Muhlbaum, Catherine
A. Mazza and Alan M. Mandel as our true and lawful attorneys, with full power to each of them individually and with full power of substitution, to sign for us, and in each of our names and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement of each Trust on Form N-1A, and to file the same, with all exhibits thereto, and other documents in connection herewith, with the Securities and Exchange
Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as said attorney might or could do in person, and hereby ratifying and confirming all that said attorney lawfully could do or cause to be done, or has caused to be done by virtue hereof. In executing this Power of Attorney, each of us hereby ratifies any and all previous amendments to the Registration Statement of each Trust filed pursuant to each of our capacities as Trustee or Officer of the Trusts.

                Name                               Capacity                Date
----------------------------------------   -----------------------   -----------------

/s/ Peter E. Guernsey                      Trustee                   January 11, 2007
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Peter E. Guernsey

/s/ Mark A. Hemenetz                       President and Principal   February 13, 2007
----------------------------------------   Executive Officer
Mark A. Hemenetz

/s/ Peter S. Knight                        Trustee                   January 19, 2007
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Peter S. Knight

/s/ Alan M. Mandel                         Treasurer and             February 13, 2007
----------------------------------------   Principal Financial
Alan M. Mandel                             and Accounting Officer

/s/ Catherine A. Mazza                     Trustee and Chairman      February 13, 2007
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Catherine A. Mazza

/s/ William L. Means                       Trustee                   January 26, 2007
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William L. Means

/s/ James D. Vaughn                        Trustee                   January 29, 2007
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James D. Vaughn